UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19364 (Commission File Number)	62-1117144 (I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)

(615) 665-1122 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

Signature

Exhibit Index

Ex-99.1 Press Release

Item 7.01 Regulation FD Disclosure.

      On June 17, 2005, American Healthways, Inc. announced that it will participate in the William Blair and Company 25th Annual Growth Stock Conference in Chicago, Illinois, on Wednesday, June 22, at 4 p.m. Eastern/3 p.m. Central. Ben R. Leedle, Jr., the Company’s president and chief executive officer, will present at the conference. The presentation will be broadcast online and available for replay at www.americanhealthways.com. A copy of the press release issued on June 17, 2005 is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits

Exhibit 99.1 Press Release.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthways, Inc. /s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

      Date: June 17, 2005

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 17, 2005